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AMD Investor Contact:
Laura Graves
408-749-5467
Laura.graves@amd.com

AMD Media Contact:
Drew Prairie
512-602-4425
Drew.prairie@amd.com

Xilinx Investor Contact
Suresh Bhaskaran
408-879-4784
ir@xilinx.com

Xilinx Media Contact:
Tara Sims
415-713-5986
taras@xilinx.com

AMD and Xilinx Stockholders Overwhelmingly Approve AMD’s Acquisition of Xilinx

SILICON VALLEY, Calif. ― April 7, 2021 ― AMD (NASDAQ:AMD) and Xilinx, Inc. (NASDAQ:XLNX) announced today that stockholders voted to approve their respective proposals relating to the pending acquisition of Xilinx by AMD. The acquisition will bring together two industry leaders with complementary product portfolios and customers, combining CPUs, GPUs, FPGAs, Adaptive SoCs and deep software expertise to enable leadership in computing platforms for cloud, edge and end devices. Together, the combined company will have the ability to capitalize on opportunities spanning some of the industry’s most important growth segments, including data centers, gaming, PCs, communications, automotive, industrial, aerospace and defense.
“For several years, AMD has successfully executed our long-term growth strategy and deepened the company’s partnerships to drive high performance computing leadership,” said Dr. Lisa Su, AMD president and CEO. “The acquisition of Xilinx marks the next leg in our journey to make AMD the strategic partner of choice for the largest and most important technology companies in the world as an industry leader with the vision, talent and scale to support their future innovation.”
“The Xilinx team is one of the strongest in the industry and we are thrilled to be joining AMD,” said Victor Peng, Xilinx president and CEO. “Our shared cultures of innovation, excellence and collaboration will enable us to accelerate growth in the data center and pursue a broader customer base across more markets as a combined company.”
The closing of the transaction remains subject to the satisfaction of other customary closing conditions, including the receipt of required regulatory approvals. The companies continue to expect that the transaction will be completed by the end of the 2021.

About AMD
For more than 50 years, AMD has driven innovation in high-performance computing, graphics and visualization technologies – the building blocks for gaming, immersive platforms and the data center. Hundreds of millions of consumers, leading Fortune 500 businesses and cutting-edge scientific research facilities around the world rely on AMD technology daily to improve how they live, work and play. AMD employees around the world are focused on building great products that push the boundaries of what is possible. For more information about how AMD is enabling today and inspiring tomorrow, visit the AMD (NASDAQ: AMD) website, blog, Facebook and Twitter pages.

About Xilinx
Xilinx, Inc. develops highly flexible and adaptive computing platforms that enable rapid innovation across a variety of technologies - from the cloud, to the edge, to the endpoint. Xilinx is the inventor of the FPGA and Adaptive SoCs (including our Adaptive Compute Acceleration Platform, or ACAP), designed to deliver the most dynamic computing technology in the industry. We collaborate with our customers to create scalable, differentiated and intelligent solutions that enable the adaptable, intelligent and connected world of the future. For more information, visit xilinx.com.

Cautionary Statement
The statements in this communication include forward-looking statements concerning AMD, Xilinx, the proposed transaction and other matters. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology. The forward-looking statements in this communication relate to, among other things, obtaining applicable regulatory approvals of, or satisfying the other closing conditions to, the proposed transaction. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements. These risks include, among other things: failure to obtain applicable regulatory approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the transaction or to complete the transaction on anticipated terms and timing; risks that the businesses will not be integrated successfully or that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth, or that such benefits may take longer to realize than expected; the risk that disruptions from the transaction will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the transaction and/or unknown or inestimable liabilities; restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions; litigation associated with the transaction; the potential impact of the consummation of the transaction on AMD’s, Xilinx’s or the combined company’s relationships with suppliers, customers, employers and regulators; and demand for the combined company’s products. A more fulsome discussion of the risks related to the proposed transaction is included in the joint proxy statement/prospectus. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in (i) AMD’s Annual Report on Form 10-K for the fiscal year ended December 26, 2020 and AMD’s other filings with the SEC and (ii) Xilinx’s Annual Report on Form 10-K for the fiscal year ended March 28, 2020, Xilinx’s subsequent Quarterly Reports on Form 10-Q and Xilinx’s other filings with the SEC. While the lists of factors presented here and in the joint proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Many of these risks and uncertainties may be exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result. Neither AMD nor Xilinx assumes, and each hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.